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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-04615 and No. 333-33336 of American Healthways, Inc. (formerly American Healthcorp, Inc.) on Form S-8 of our report dated October 6, 2000, appearing in the Annual Report on Form 10-K of American Healthways for the year ended August 31, 2000.

DELOITTE & TOUCHE LLP

Nashville, Tennessee
November 28, 2000